EXHIBIT 10.6

Dear Rob:

As you know, Talis Biomedical Corporation (the “Company”) is evaluating strategic alternatives, including the commencement of a bankruptcy case under chapter 11 of the U.S. Bankruptcy Code, and retention of our key employees is critical to this process. To assist with these changes, we are pleased to extend to you an offer to participate in the Company Retention Bonus Program (the “Program”), which is contingent upon the Company deciding to commence bankruptcy proceedings. If you elect to participate in the Program, you will be eligible to receive certain financial benefits if you commit to remain employed through the earlier of (1) the bankruptcy court’s entry of a final, non-appealable order confirming the Company’s chapter 11 plan or (2) the eight (8) month anniversary of the payment of the retention bonus (the “Retention Bonus Period”), subject to the terms of this letter:

1.
RETENTION BONUS

(a)
In exchange for your agreement to remain employed at the Company through the Retention Bonus Period, you will be advanced a retention bonus in the amount of $607,373.89, subject to applicable taxes and withholdings (the “Retention Bonus”). In the event that you voluntarily resign without Good Reason (as defined below) or are terminated for Cause (as defined below) before the conclusion of the Retention Bonus Period, you agree to repay the Company the net amount of the Retention Bonus (i.e., the amount of the Retention Bonus you actually received from the Company after taxes and withholdings, including any return of FICA tax overpayment obtained by the Company pursuant the FICA Tax Consent attached hereto as Exhibit A), to the extent allowed by applicable law.

(b)
For purposes of the Program, termination for “Cause” shall mean you (i) breach your statutory or other obligations to the Company including, without limitation, your obligation not to engage in any employment or business activity which is directly or indirectly competitive with or would conflict with your employment with the Company; (ii) engage in material misconduct or other violation of Company policy or law that causes, or reasonably could cause, harm to the Company or others; or (iii) fail to abide by the Company’s lawful instructions and requests including, without limitation, the return of all Company property (including your Company laptop) within five (5) calendar days after the date of separation.

(c)
For purposes of the Program, “Good Reason” shall mean the occurrence of any of the following events or conditions, unless you have expressly consented in writing thereto: (a) a material reduction in your base salary, unless all other similarly situated executives have their base salary decreased by a like percentage; or (b) the material diminution of your duties, responsibilities, or authority, provided that Good Reason shall not exist under this clause if such diminution of duties, responsibilities, or authority is a result of the hiring of additional subordinates to assume some of your duties and responsibilities which are in fact, in the aggregate from time to time, not a material diminution of such duties, responsibilities, or authority. You shall not have Good Reason unless (i) you notify the Company in writing of the occurrence of the Good Reason condition within thirty (30) days of such occurrence; (ii) after notifying the Company you cooperate in good faith with the Company’s efforts, for a period not less than thirty (30) days following such notice (the “Cure Period”) to cure the condition; (iii) after the Company attempts to cure during the Cure Period, the Good Reason condition continues to exist; and (iv) you resign your employment within sixty (60) days after the end of the Cure Period. If the Company cures the Good Reason condition during the Cure Period, Good Reason shall be deemed not to have occurred.

1375 West Fulton Market
Suite 700
Chicago, Illinois 60607 TALISBIO.COM

EXHIBIT 10.6

(d)
The Company will pay the Retention Bonus promptly upon the occurrence of both (a) your execution and delivery of this Agreement, which must occur no later than August 19, 2024, and (b) the Company’s determination that it will commence a bankruptcy case under chapter 11 of the U.S. Bankruptcy Code.

(e)
In the event the Company ends your employment prior to the expiration of the Retention Bonus Period for reasons other than Cause, you will not be required to repay the Retention Bonus.

(f)
The Program and this letter shall be governed by and construed under the laws of the State of Illinois, without reference to rules relating to conflicts of laws.

(g)
By your participation in the program, you agree to irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Program, this letter, or the transactions contemplated hereby or thereby.

Please let us know if you have any questions or concerns, and thank you for your continued commitment to the Company.

Very truly yours,

/s/ Gillian Green

Gillian Green

Senior Vice President Legal

Talis Biomedical Corporation

ACCEPTED AND AGREED TO:

/s/ Robert Kelley

____________________________
SIGNATURE

Robert Kelley

____________________________

PRINT NAME

August 19, 2024

____________________________

DATE

1375 West Fulton Market
Suite 700
Chicago, Illinois 60607 TALISBIO.COM

EXHIBIT 10.6

EXHIBIT A

FICA TAX CONSENT

The purpose of this form is to inform you that you have an obligation to repay a bonus or portion of a bonus that you have received in a prior tax year. By signing this form, you give Talis Biomedical Corporation (hereinafter referred to as the “Company,” “we,” “us”, and “our”) consent to file a FICA tax refund on your behalf. We will reduce the amount of your repayment obligation by the amount of the FICA tax overpayment that is actually refunded to us. An employee who is exempt from FICA taxes and eligible for a FICA refund will be repaid or reimbursed to the extent that the taxes are refunded by the IRS.

IMPORTANT: Employees who have been contacted by the Company regarding a FICA refund must submit this completed form within 45 days of the certified mailing date, or the employee will be considered to have refused to provide authorization. The “certified mailing date” is defined as the date of the U.S. postmark on the receipt provided to us pursuant to Treasury Regulation § 301.7502-1(c)(2), for the mailing of this form to you.

You cannot authorize us to claim a refund on your behalf for any overpaid Additional Medicare Tax, and our claim will not include a claim for Additional Medicare Tax withheld from employees. Additional Medicare Tax (0.9%) applies to wages, railroad retirement (RRTA) compensation, and self-employment income (together with that of your spouse if filing a joint return) that are more than: $125,000 if married filing separately, $250,000 if married filing jointly, or $200,000 for any other filing status.

If, as a result of our refund claim, your wages are adjusted, you may also be able to claim a refund for Additional Medicare Tax. For more information on the Additional Medicare Tax, see the Instructions for Form 8959.

Part I: Employee Information

Notify the Company of any changes to this address.

Full Name (Last, first and middle initial): _______________________

Employee ID Number: _______________ Social Security Number: _______________

Street Address: ________________________________________________________________________________________________________________________________________________

City: _______________________________ State/Province: _______________

Country: ___________________ Zip/Postal Code: _______________

Part II: Employer’s Information

Employer’s Name: ________________________________________________________________________________________________________________________________________________

Street Address:

1375 West Fulton Market
Suite 700
Chicago, Illinois 60607 TALISBIO.COM

EXHIBIT 10.6

________________________________________________________________________________________________________________________________________________

City: _______________________________ State/Province: _______________ Country: ___________________ Zip/Postal Code: _______________

Employer Identification Number: _________________________________________________________________

Part III: Refund Information
Briefly state the basis for the claim of refund (e.g., Employee has an obligation to repay [all or a portion of] a bonus received in a prior year.): _______________________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________________________

Tax Period(s): _______________ Tax Type: _______________

Tax Amount: _______________

Part IV: Employee Attestation and Authorization

By completing this form, I (1) Authorize Talis Biomedical Corporation (the “Company”) to claim a refund for the overpayment of the employee’s share of FICA taxes, and (2) Certify that I have not claimed, and will not claim, a refund for the amount of the FICA tax overpayment.

I declare, under penalties of perjury, that I have examined the above statements and information, and to the best of my knowledge and belief, they are true, correct, and complete.

Employee's Signature: ___________________________________

Date: __________________

Due to the confidential nature of this information, this form must be submitted securely using one of the following methods:

1. By secure file transfer: (Company’s Tax Preparer Transfer Link)

2. By fax: (Company’s Tax Preparer)

3. By mail in a sealed envelope, stamped “Confidential”: (Company’s Tax Preparer Mailing Address)

Do not email this completed form. Copies of this completed form must not be stored on local computers. All paper copies of this completed form received must be secured in a locked location, destroyed by a crosscut shredder, or moved to a secure archive facility. Questions? Please contact Becky Markovich.

1375 West Fulton Market
Suite 700
Chicago, Illinois 60607 TALISBIO.COM